Exhibit 10.1

Execution Version

Confidential

SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT (the “Agreement”) is made as of July 16, 2013, by and among Meade Instruments Corp., a Delaware corporation (the “Company”), and Sunny Optics, Inc. (the “Purchaser”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Section 1 below.

RECITALS

WHEREAS, on the date hereof, the Company, the Purchaser, and Sunny Optics Merger Sub, Inc., a wholly-owned subsidiary of the Purchaser (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Sunny Merger Agreement”), pursuant to which it is contemplated that the Merger Sub will be merged with and into the Company with the Company surviving as a wholly owned subsidiary of the Purchaser subject to satisfaction of the closing conditions and other conditions set forth in the Merger Agreement.

WHEREAS, the Company, JOC North America LLC (“JOC”) and JOCNA Inc. entered into an Agreement and Plan of Merger as of May 17, 2013 (the “JOC Merger Agreement” and, together with the Sunny Merger Agreement, the “Merger Agreements”). In connection with the execution of the Sunny Merger Agreement, the Company became obligated to pay JOC a $250,000 termination fee (the “Termination Fee”) pursuant to the terms of the JOC Merger Agreement.

WHEREAS, in connection with the payment of the Termination Fee, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase, a secured convertible promissory note in substantially the form attached to this Agreement as Exhibit A-1 (the “July Note”) in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the “July Loan Amount”), which shall be convertible on the terms stated in the July Note into Conversion Shares (as defined below) of the Company. This Agreement, the Notes (as defined below) and the Security Agreement (as defined below) are collectively referred to herein as the “Loan Documents.”

WHEREAS, in the event that the transactions contemplated by the Sunny Merger Agreement are not consummated by September 1, 2013 due to a delay caused in connection with an Antitrust Proceeding or an Antitrust Order (as those terms are defined in the Sunny Merger Agreement), the Purchaser will commit to purchase a second secured convertible promissory note in substantially the form attached to this Agreement as Exhibit A-2 (the “September Note”) in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the “September Loan Amount”), which shall be convertible on the terms stated in the September Note into Conversion Shares of the Company. The September Loan Amount shall be used by the Company only for working capital purposes.

WHEREAS, in the event that the transactions contemplated by the Sunny Merger Agreement are not consummated by October 1, 2013 due to a delay caused in connection with an Antitrust Proceeding or an Antitrust Order (as those terms are defined in the Sunny Merger Agreement), the Purchaser will commit to purchase a third secured convertible promissory note in substantially the form attached to this Agreement as Exhibit A-3 (the “October Note” and collectively with the July Note and the September Note, the “Notes”) in the principal amount of Two

Hundred Fifty Thousand Dollars ($250,000) (the “October Loan Amount” and together with the July Loan Amount and the September Loan Amount, the “Loan Amounts”), which shall be convertible on the terms stated in the October Note into Conversion Shares of the Company. The October Loan Amount shall be used by the Company only for working capital purposes.

WHEREAS, in connection with the execution of the Loan Documents, the Company and the Purchaser shall enter into that certain Intercreditor and Subordination Agreement, on terms and conditions reasonably satisfactory to the Company and the Purchaser, with Rosenthal & Rosenthal, Inc. (“Rosenthal”) with respect to the security interest granted pursuant to the Loan Documents in favor of the Purchaser, which such security interest shall be subordinated to the security interest granted by the Company in favor of Rosenthal pursuant to that certain Financing Agreement, dated December 28, 2012, between the Company and Rosenthal.

AGREEMENT

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Definitions.

1.1 “Act” shall mean the Securities Act of 1933, as amended.

1.2 “Common Stock” shall mean the Company’s common stock.

1.3 “Conversion Shares” shall have the meaning set forth in the Note.

1.4 “Financial Statements” shall mean the Company’s financial statements from May 31, 2013.

1.5 “Indemnified Matters” means any and all claims, demands, liabilities, losses, damages (excluding consequential and incidental damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and all costs and expenses (including attorneys’ fees) of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by the Purchaser or any other Indemnified Party at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with (i) the Loan, or (ii) this Agreement or any other Loan Document, including, without limitation, (1) disbursement of the proceeds of the Loan, (2) any act performed or omitted to be performed hereunder or under any other Loan Document, (3) any failure by the Company to perform its obligations under any contracts related to the collateral set forth in the Security Agreement, and (4) any Event of Default (as defined in the Notes) or event which with the lapse of time, the providing of notice or both would constitute an Event of Default.

1.6 “Loan” shall mean the purchase and sale of the Notes pursuant to this Agreement.

1.7 “Material Adverse Effect” means any effect, change, development, event or circumstance that, considered together with all other effects, changes, developments, events or circumstances, is or could reasonably be expected to be or to become materially adverse to, or has or could reasonably be expected to have a result in a material adverse effect on, (a) the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company and its subsidiaries, taken as a whole, (b) the ability of the Company to consummate the transactions contemplated by this Agreement or to perform any of its obligations under the Loan Documents or (c) the rights or benefits explicitly granted to the Purchaser in this Agreement or the Loan Documents.

1.8 “Person” shall mean any individual, partnership, limited liability company, corporation, trust, joint venture, unincorporated organization, other legal entity, government or agency or political subdivision thereof.

1.9 “Security Agreement” shall mean the security agreement in substantially the form attached hereto as Exhibit B.

2. Issuances of the Notes.

2.1 July Note. In return for the July Loan Amount paid by the Purchaser, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase the July Note on the terms and conditions set forth herein, to be paid to the Company in immediately available funds by check or wire transfer on or before the Initial Closing (as defined below). The July Note shall be convertible into Conversion Shares as set forth in the July Note. The Company’s obligations to the Purchaser shall be evidenced by the July Note delivered to the Purchaser on the Initial Closing.

2.2 September Note. If the closing of the transactions contemplated by the Sunny Merger Agreement are not consummated by September 1, 2013 due to a delay caused in connection with an Antitrust Proceeding or an Antitrust Order, the Purchaser agrees to purchase the September Note. Upon the occurrence of the foregoing, in return for the September Loan Amount paid by the Purchaser, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase the September Note on the terms and conditions set forth herein, to be paid to the Company in immediately available funds by check or wire transfer on or before the September Closing (as defined below). The September Note shall be convertible into Conversion Shares as set forth in the September Note. The Company’s obligations to the Purchaser shall be evidenced by the September Note delivered to the Purchaser on the September Closing.

2.3 October Note. If the closing of the transactions contemplated by the Sunny Merger Agreement are not consummated by October 1, 2013 due to a delay caused in connection with an Antitrust Proceeding or an Antitrust Order, the Purchaser agrees to purchase the October Note. Upon the occurrence of the foregoing, in return for the October Loan Amount paid by the Purchaser, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase the October Note on the terms and conditions set forth herein, to be paid to the Company in immediately available funds by check or wire transfer on or before the October Closing (as defined below). The October Note shall be convertible into Conversion Shares as set forth in the October Note. The Company’s obligations to the Purchaser shall be evidenced by the October Note delivered to the Purchaser on the October Closing.

3. Closing Mechanics.

3.1 Closings. The closing with respect to the July Note (the “Initial Closing”) shall be held on the date of this Agreement, or at such other time as the Company and the Purchaser agree upon in writing. The closing with respect to the September Note shall be held on September 1, 2013, or at such other time as the Company and the Purchaser agree upon in writing (the “September Closing”), if and only if the closing of the transactions contemplated by the Sunny Merger Agreement are not consummated by September 1, 2013 due to a delay caused in connection with an Antitrust Proceeding or an Antitrust Order. The closing with respect to the October Note shall be held on October 1, 2013, or at such other time as the Company and the Purchaser agree upon in writing (the “October Closing” and collectively with the Initial Closing and the September Closing, the “Closings”), if and only if the closing of the transactions contemplated by the Sunny Merger Agreement are not consummated by October 1, 2013 due to a delay caused in connection with an Antitrust Proceeding or an Antitrust Order.

3.2 Delivery. At each Closing, the Purchaser shall deliver the applicable Loan Amount in immediately available funds to the Company and the Company shall deliver to the Purchaser the July Note, the September Note or the October Note, as applicable. The Closing shall take place remotely via the exchange of documents and signatures.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of each Closing that, except as set forth in the Schedule of Exceptions (“Schedule of Exceptions”) attached to this Agreement as Exhibit C and delivered to the Purchaser and its counsel in connection with the Agreement (which Schedule of Exceptions shall be additional representations and warranties to the Purchaser by the Company under this Section 4), the statements in the following paragraphs of this Section 4 are all true and complete:

4.1 Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing and in good standing, under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform the Loan Documents, to own and operate its properties and assets and to carry on its business as currently conducted by the Company. The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it is required to be qualified to do intrastate business as the Company’s business is currently conducted by the Company, except for jurisdictions in which failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

4.2 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association or other entity.

4.3 Authorization. All corporate action on the part of the Company’s directors, officers and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Loan Documents has been taken. The

Loan Documents, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) applicable federal or state securities laws limits on indemnification; and (iii) the effect of rules of law governing the availability of equitable remedies.

4.4 Third Party Consents. Except for the qualifications and filings referenced in Section 4.5 below, no consent, approval, qualification, order or authorization of, or filing with, any Person is required in connection with the Company’s valid execution, delivery or performance of the Loan Documents, or the consummation of the transactions contemplated on the part of the Company hereby.

4.5 Governmental Consents. Subject to the Purchaser’s representations and warranties in Section 5.2 being true and correct, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under the Loan Documents except for such qualifications or filings under applicable securities laws and filings and recordations to perfect security interests as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective as of the Closing and will, in the case of filings, be made within the time prescribed by law.

4.6 Litigation. There is no action, suit, proceeding, claim, arbitration or investigation (“Action”) pending (or, to the Company’s knowledge, currently threatened) against the Company, its activities or its properties before any court or governmental agency that could reasonably be expected to have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, and there is no Action by the Company currently pending or which the Company intends to initiate.

4.7 Status of Proprietary Assets.

(a) Status. The Company owns or has sufficient title and ownership of, or is duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade names, copyrights, mask works, trade secrets, domain names, confidential and proprietary information and designs and proprietary rights (collectively, “IP”) necessary to enable it to carry on its business as now conducted and as presently contemplated to be conducted.

(b) No Infringement; Licenses. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any rights to IP of any other party. Other than with respect to commercially available software products under standard end-user object code license agreements, there is no outstanding option, license, agreement, claim, encumbrance or shared ownership interest of any kind relating to the Company-owned IP, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the IP of any other Person. The Company has not received any written communications alleging that the Company has violated or, by conducting its business, would violate any of the IP of any other Person. The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company’s business.

(c) Compliance with Law and Documents. The Company is not in violation or default of any provisions of the Company’s Certificate of Incorporation or its Bylaws, each as amended to date. The Company is not in violation in any material respect of any term or provision of any material mortgage, indenture, judgment or decree, or, to the Company’s knowledge, any applicable material statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company’s business or properties. The Company has not received any written notice of any violation of any such statute, law, regulation or order, in any material respect, that has not been remedied prior to the date hereof. The execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated hereby or thereby will not result in any violation or default under, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, (ii) any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, (iii) any agreement or contract of the Company, or, (iv) a violation of any statute, law, regulation or order which results in the creation of any lien, charge or encumbrance upon any asset of the Company, which, in the case of (iii) and (iv) could reasonably be expected to have a Material Adverse Effect.

4.8 No Undisclosed Material Liabilities. Except for (i) liabilities disclosed and provided for in the Most Recent Balance Sheet (as defined in the Sunny Merger Agreement), (ii) the reasonable fees and expenses of the Company’s accountants and attorneys (including in connection with the Loan Documents and the Sunny Merger Agreement), (iii) liabilities incurred in the ordinary course of business consistent with past practices since June 1, 2013, and (iv) liabilities set forth in Section 4.8 of the Schedule of Exceptions, neither the Company nor any subsidiary of the Company has any liabilities of any nature, whether or not accrued, contingent or otherwise, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

4.9 Title. The Company owns and has good and marketable title in fee simple absolute to, or a valid leasehold interest in, all real properties and good title to its other assets and properties as reflected in the Financial Statements (except those assets and properties disposed of in the ordinary course of business since the date of the Financial Statements) and all assets and properties acquired by the Company since such date (except those disposed of in the ordinary course of business).

4.10 Insurance. The Company has in full force and effect insurance policies sufficient in amount (subject to reasonable deductibles) to allow it to replace any properties or assets that might be damaged or destroyed. The Company is not in default with respect to any material provision contained in any such policy, and the Company has not received notice of cancellation or non-renewal thereof.

4.11 Tax Return and Payments. The Company has timely filed all material tax returns and reports (federal, state, and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all material taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate in all material respects for taxes due or accrued as of the date thereof. Since March 1, 2009, the Company has never had any material tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Since March 1, 2009, none of the Company’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns have ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made, in all material respects, adequate provisions on its books of account for all taxes, assessments, and governmental charges with respect to its business, properties, and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

4.12 Conversion Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon any conversion in accordance with the Notes, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

4.13 Securities and Exchange Commission Documents. Since March 1, 2010, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. The Company is subject to the reporting requirements of the 1934 Act.

5. Representations and Warranties of the Purchaser. In connection with the transactions provided for herein, the Purchaser hereby represents and warrants to the Company that:

5.1 Authorization. The Purchaser has the full power and authority to execute and deliver the Loan Documents and to perform its obligations thereunder. The Loan Documents constitute the Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

5.2 Purchase Entirely for Own Account. The Notes and any Conversion Shares issuable upon conversion of the Notes (collectively, the “Securities”) to be acquired by the Purchaser hereunder will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser also represents that the Purchaser has not been formed for the specific purpose of acquiring the Securities and the Purchaser is an “accredited investor” as that term is defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

5.3 Further Assurances. The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and the other Loan Documents and to comply with state or federal securities laws or other regulatory approvals.

6. Covenants and Agreements of the Company. The Company hereby covenants and agrees as follows:

6.1 Indemnification. The Company shall indemnify and hold harmless (a) the Purchaser, (b) any affiliate of the Purchaser, (c) any participants in the Loan, (d) the directors, officers, partners, employees and agents of the Purchaser and its affiliates, and (e) the heirs, personal representatives, successors and assigns of each of the foregoing persons or entities (each an “Indemnified Party”) from and against, and reimburse them on demand for, any and all Indemnified Matters. However, such indemnities shall not apply to a particular Indemnified Party to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that Indemnified Party as determined by a court of competent jurisdiction in a final, nonappealable judgment. Any amount to be paid under this Section 6.1 by the Company to an Indemnified Party shall be a demand obligation owing by the Company (which the Company hereby promises to pay) to the Purchaser, as part of the Loan, and bear interest from the date of demand at the rate set forth in the Notes. Nothing in this Section 6.1, elsewhere in this Agreement or in any other Loan Document shall limit or impair any rights or remedies of the Purchaser or any other Indemnified Party (including without limitation any rights of contribution or indemnification), against the Company or any other Person under any other provision of this Agreement, any other Loan Document, any other agreement or any applicable governmental requirement. The liability of the Company or any other Person under this indemnity shall not be limited or impaired in any way by (i) the payment in full of the Notes, any bankruptcy or other debtor relief proceeding, or any other event whatsoever, (ii) any provision in the Loan Documents or applicable law limiting the Company’s or such other Person’s liability or the Purchaser’s recourse or rights to a deficiency judgment, or (iii) any change, extension, release, inaccuracy, breach or failure to perform by any party under the Loan Documents, in each case the Company’s (and, if applicable, such other Person’s) liability hereunder being direct and primary and not as a guarantor.

6.2 Nasdaq Listing; Issuance of Conversion Shares. The Company will, so long as the Purchaser owns any of the Securities, maintain the listing and trading of its common stock on the Nasdaq Capital Market (“Nasdaq”). The Company shall take all actions required under the Nasdaq rules and regulations in connection with the issuance of any Conversion Shares.

6.3 Compliance with 1934 Act. So long as the Purchaser beneficially owns the Securities, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act.

6.4 Corporate Existence. So long as the Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence.

6.5 Prohibition on Secured Borrowing. For so long as the Notes are outstanding, the Company shall not (a) borrow any funds; or (b) sell any securities in any fund raising transaction, in each case in which a security interest is granted or purported to be granted by the Company (each a “Funding”), unless the Purchaser approves such Funding in writing, or any funds raised in any such Funding are first used to repay the Notes.

6.6 Use of Proceeds. The Company shall use the funds raised through the sale of the: (i) July Note for payment of the Termination Fee or any other purpose which the Purchaser consents to in writing; (ii) September Note for working capital purposes or any other purpose which the Purchaser consents to in writing; and (ii) October Note for working capital purposes or any other purpose which the Purchaser consents to in writing.

7. Conditions to Closing of the Purchaser. The Purchaser’s obligations at each Closing are subject to the fulfillment, on or prior to such Closing, of all of the following conditions, any of which may be waived in whole or in part by the Purchaser:

7.1 Termination of the JOC Merger Agreement. The Company shall have terminated the JOC Merger Agreement pursuant to the terms thereof on or before the Initial Closing.

7.2 Representations and Warranties. The representations and warranties made by the Company in Section 4 shall have been true and correct when made, and shall be true and correct on the date of such Closing, in each case except as disclosed in the Schedule of Exceptions.

7.3 Governmental Approvals and Filings. Except for any notices required or permitted to be filed after such Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

7.4 Legal Requirements. The sale and issuance by the Company, and the purchase by the Purchaser, of the Notes shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

7.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing, including any consents and approvals required, and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

7.6 Transaction Documents. The Company shall have duly executed and delivered to the Purchaser the following documents:

(a) the Sunny Merger Agreement;

(b) this Agreement;

(c) the Notes, as applicable, issued hereunder;

(d) the Security Agreement; and

(e) the letter agreement dated July 16, 2013 executed by Rosenthal and the Company in which Rosenthal consents to the execution by the Company of the Loan Documents.

8. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at the Closings are subject to the fulfillment, on or prior to the Closings, of the following conditions with respect to the Purchaser, any of which may be waived in whole or in part by the Company:

8.1 Representations and Warranties. The representations and warranties made by the Purchaser in Section 5 hereof shall have been true and correct when made, and shall be true and correct on the date of the Closing.

8.2 Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

8.3 Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchaser, of the Notes shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

8.4 Purchase Price. The Purchaser shall have delivered to the Company the July Loan Amount as of the Initial Closing, the September Loan Amount as of the September Closing and the October Loan Amount as of the October Closing.

8.5 Transaction Documents. The Purchaser shall have duly executed and delivered to the Company this Agreement and the Sunny Merger Agreement.

9. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

10. Miscellaneous.

10.1 Survival of Warranties. The representations, warranties and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement until such time the Note is no longer outstanding, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Purchaser, their counsel or the Company, as the case may be.

10.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.3 Governing Law. This Agreement and the Notes shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

10.4 Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. This paragraph will not restrict the Purchaser or the Company from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.

10.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing (including facsimile or similar electronic transmissions) and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 10.6):

If to the Company:

MEADE INSTRUMENTS CORP.

27 Hubble

Irvine, CA 92618

Attention: Chief Financial Officer

Tel: (949) 451-1450

Fax: (949) 748-1604

If to Purchaser:

SUNNY OPTICS, INC.

c/o Ningbo Sunny Electronic Co., Ltd.

No. 199 Anshan Road

Yuyao, Zehjiang, China 315400

Attention: Peter Ni

Tel: +86 139 0584 8676

Fax: +86 574 6288 2311

10.7 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

10.8 Expenses. The Company and the Purchaser will each bear their own legal and other expenses with respect to the Loan Documents.

10.9 Entire Agreement; Amendments and Waivers. This Agreement, the Exhibits hereto and the other Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.

10.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

10.11 No Usury. This Agreement and each Note issued in conjunction with this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchaser hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of Delaware. If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Purchaser hereof that all payments under this Agreement or any Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth in the Notes or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 10.11 shall never be superseded or waived and shall control every other provision of this Agreement and any Note.

10.12 Future Secured Loans. In the event that the Company issues secured convertible promissory notes or other secured indebtedness after the date hereof other than in connection with the Loan (the “Next Financing”) which have rights, preferences, privileges or other terms that are more favorable than the terms of the Notes (“More Favorable Rights”), the Company shall, at the election of the Purchaser, amend the Notes to provide the holders thereof with rights substantially equivalent to the More Favorable Rights, subject to such holder’s execution of any documents required to evidence such amendment.

10.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.14 Electronic and Facsimile Signatures. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to the other party if so requested.

[Signature Pages Follow]

Execution Version

Confidential

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

MEADE INSTRUMENTS CORP.

By:	/s/ Steven G. Murdock
Name:	Steven G. Murdock
Title:	Chief Executive Officer

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

SUNNY OPTICS, INC.

By:	/s/ Peter Ni
Name:	Peter Ni
Title:	President and General Manager

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

NOTE PURCHASE AGREEMENT

Execution Version

Confidential

EXHIBIT A-1

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

THIS SECURED CONVERTIBLE PROMISSORY NOTE IS SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, A CERTAIN SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

Date of Issuance
$250,000	July 16, 2013

FOR VALUE RECEIVED, Meade Instruments Corp., a Delaware corporation (the “Company”), hereby promises to pay to the order of Sunny Optics, Inc. (the “Purchaser”), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000). This Note is issued pursuant to that certain Secured Convertible Note Purchase Agreement dated July 16, 2013 among the Company and the Purchaser (as amended from time to time, the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Change of Control Transaction” shall mean the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization as a result of which the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not own immediately after such merger, consolidation or other reorganization, directly or indirectly, 50% or more of the voting power of the outstanding securities of the continuing or surviving entity in substantially the same proportion as before such merger, consolidation or other reorganization; or the sale, transfer or other disposition of all or substantially all of the Company’s assets, after which the stockholders of the Company immediately prior to such transaction do not own immediately after such transaction, directly or indirectly, 50% or more of the voting power of the entity acquiring the Company’s assets, in substantially the same proportion as before such transaction.

(c) “Conversion Price” shall mean the lower of (i) the average closing price of one share of Common Stock for the five trading days preceding the day on which this Note is converted, or (ii) the price per share of Common Stock at which stockholders of the Company are entitled to receive in connection with any Change of Control Transaction which results in the conversion of this Note.

(d) “Conversion Shares” shall mean shares of the Company’s Common Stock.

(e) “Liquidation Event” means a Change of Control Transaction or any other liquidation, dissolution or winding up of the Company.

(f) “Maturity Date” shall mean the earlier to occur of (i) an Event of Default (as defined below), (ii) a Liquidation Event occurs, or (iii) July 16, 2014, unless the Note is earlier converted pursuant to Section 4 or the Maturity Date is amended by the written consent of the Company and the Purchaser.

2. Interest. Simple interest shall accrue on the outstanding principal amount of this Note at the rate of ten percent (10%) per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or converted. Following the occurrence and continuance of an Event of Default, interest shall accrue on the outstanding principal amount of this Note at a rate of fifteen percent (15%) per annum, compounding daily, but in no event shall the interest exceed the maximum rate of non-usurious interest permitted by law to be paid to the Purchaser (and to the extent permitted by law, interest on any overdue principal or interest thereon).

3. Maturity. Unless earlier converted into Conversion Shares in accordance with Section 4 below, the outstanding principal and accrued interest on the Note shall be due and payable by the Company on demand by the Purchaser at any time on or after the Maturity Date.

4. Conversion of Notes.

4.1 Liquidation Event. In the event of a Liquidation Event (other than a Change of Control Transaction with the Purchaser) prior to the time when the Notes have been converted into Conversion Shares, the Purchaser may elect, in its sole and absolute discretion, to: (i) have the principal and unpaid accrued interest repaid in full immediately prior to the Liquidation Event or (ii) convert the outstanding principal and unpaid accrued interest of the Note into Conversion Shares immediately prior to, and conditioned on the effectiveness of, such Liquidation Event. The number of Conversion Shares to be issued upon conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest due on the Note to be converted, or portion thereof, on the date of conversion by the Conversion Price. At least fifteen (15) days prior to the closing of the Liquidation Event, the Company shall notify the Purchaser in writing of the terms of the Liquidation Event and the Purchaser must make an election to convert into Conversion Shares at least one (1) day prior to the effective time of the Liquidation Event. If the Purchaser makes no such election, the Purchaser will be deemed to have elected to receive the higher amount resulting from (i) or (ii) above. Upon such payment or conversion, the Note, and all accrued interest thereon, shall be deemed satisfied in full and cancelled without any further action required to be taken by the Purchaser.

4.2 No Fractional Shares. Upon the conversion of a Note into Conversion Shares, any fraction of a share will be rounded down to the next whole share of the Conversion Shares and no fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Purchaser upon the conversion of this Note, the Company shall pay to the Purchaser an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence.

4.3 Mechanics of Conversion. Upon the conversion of the Note into Conversion Shares in accordance herewith, the Purchaser shall have no further rights under the Note, whether or not the Note is surrendered, and on and after such date, the persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Conversion Shares. Upon conversion of this Note in full and the payment of the amounts specified in this paragraph, the Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

5. Payment; Prepayment. All payments shall be made in lawful money of the United States of America at the principal office of the Purchaser, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to costs of collection, second to accrued interest due and payable and any remainder applied to principal. Prepayment of principal, together with accrued interest, may not be made prior to the Maturity Date without the written consent of the Purchaser. If prepayment is consented to by the Purchaser, (a) it will be without any prepayment penalties and (b) interest will no longer continue to accrue on any prepaid principal amounts after such prepayments.

6. Security. The obligations under this Note are secured by a Security Agreement (the “Security Agreement”) dated July 16, 2013, and executed by the Company in favor of the Purchaser. Additional rights of the Purchaser are set forth in the Security Agreement.

7. Conversion of the Notes. This Note and any amounts due hereunder shall be convertible into Conversion Shares in accordance with the terms of Section 4. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the Purchaser, upon surrender of the original Note, a certificate or certificates for the number of full Conversion Shares issuable upon such conversion, including a check payable to the Purchaser for any cash amounts payable as described in Section 4.2.

8. Defaults and Remedies.

8.1 Events of Default. The following events shall be considered events of default with respect to the Note (each individually an “Event of Default”):

(a) If the Company defaults in the payment of any part of the principal or unpaid accrued interest on the Note and the Company fails to cure such breach within thirty (30) days after receipt of written notice thereof from the holder, after the earlier of (i) the date on which the Purchaser demands payment on or subsequent to the Maturity Date or (ii) the date fixed for payment by acceleration or otherwise;

(b) If the Company makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or files a voluntary petition for bankruptcy, or files any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or files any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders take any action looking to the dissolution or liquidation of the Company;

(c) If upon sixty (60) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding has not been dismissed, or if upon sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment has not been vacated;

(d) If the Company (i) fails to observe or perform any covenant, obligation, condition or agreement contained in the Loan Documents in any material respect and such failure continues for thirty (30) business days after the Company’s receipt of written notice from the Purchaser to the Company of such failure, or (ii) if any representation, warranty or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Purchasers in the Loan Documents, was false, incorrect, incomplete or misleading in any material respect when made or furnished;

(e) The Company fails to cure a default in the payment of any indebtedness for borrowed money owing to any other firm or person within the cure period, if any, applicable to such default or the default shall not have been waived in writing; or

(f) The Company breaches Section 5.2 of the Sunny Merger Agreement.

8.2 Remedies. Upon the occurrence and continuance of an Event of Default under Section 8.1 hereof, at the option and upon the declaration of the Purchaser and upon written notice to the Company, the entire unpaid principal and accrued and unpaid interest on the Note shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the Purchaser may, immediately and without expiration of any grace period, enforce payment of all amounts due and owing under the Notes and exercise any and all other remedies granted to them at law, in equity or otherwise. The Company will give prompt written notice to the Purchasers of the occurrence of any and all Events of Default under Section 8.1.

9. Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

10. Waiver of Jury Trial; Judicial Reference. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY

CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. This paragraph will not restrict the Purchaser or the Company from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.

11. Successors and Assigns. This Note applies to, inures to the benefit of and binds the successors and assigns of the parties hereto. Notwithstanding the forgoing, any transfer of this Note may be effected only in accordance with the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. Interest and principal are payable only to the registered holder of this Note. The Purchaser, and any subsequent holder of this Note, receives this Note subject to the foregoing terms and conditions, as well as all other terms and conditions contained in this Note and in the Purchase Agreement, and agrees to comply with all such terms and conditions for the benefit of the Company and any other Purchaser.

12. Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

13. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

14. Severability. If any provision of this Note is held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

16. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any counterpart delivered electronically by .pdf transmission or by facsimile shall be binding to the same extent as an original counterpart with regard to any agreement subject to the terms hereof or any amendment thereto.

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: July 16, 2013	COMPANY:

MEADE INSTRUMENTS CORP.

	By:	/s/John A. Elwood
	Name:	John A. Elwood
	Title:	Chief Financial Officer

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: July 16, 2013	PURCHASER:

SUNNY OPTICS, INC.

	By:	/s/Peter Ni
	Name:	Peter Ni
	Title:	President and General Manager

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

Execution Version

Confidential

EXHIBIT A-2

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

THIS SECURED CONVERTIBLE PROMISSORY NOTE IS SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, A CERTAIN SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

Date of Issuance
$250,000	September _, 2013

FOR VALUE RECEIVED, Meade Instruments Corp., a Delaware corporation (the “Company”), hereby promises to pay to the order of Sunny Optics, Inc. (the “Purchaser”), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000). This Note is issued pursuant to that certain Secured Convertible Note Purchase Agreement dated July 16, 2013 among the Company and the Purchaser (as amended from time to time, the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Change of Control Transaction” shall mean the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization as a result of which the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not own immediately after such merger, consolidation or other reorganization, directly or indirectly, 50% or more of the voting power of the outstanding securities of the continuing or surviving entity in substantially the same proportion as before such merger, consolidation or other reorganization; or the sale, transfer or other disposition of all or substantially all of the Company’s assets, after which the stockholders of the Company immediately prior to such transaction do not own immediately after such transaction, directly or indirectly, 50% or more of the voting power of the entity acquiring the Company’s assets, in substantially the same proportion as before such transaction.

(c) “Conversion Price” shall mean the lower of (i) the average closing price of one share of Common Stock for the five trading days preceding the day on which this Note is converted, or (ii) the price per share of Common Stock at which stockholders of the Company are entitled to receive in connection with any Change of Control Transaction which results in the conversion of this Note.

(d) “Conversion Shares” shall mean shares of the Company’s Common Stock.

(e) “Liquidation Event” means a Change of Control Transaction or any other liquidation, dissolution or winding up of the Company.

(f) “Maturity Date” shall mean the earlier to occur of (i) an Event of Default (as defined below), (ii) a Liquidation Event occurs, or (iii) July 16, 2014, unless the Note is earlier converted pursuant to Section 4 or the Maturity Date is amended by the written consent of the Company and the Purchaser.

2. Interest. Simple interest shall accrue on the outstanding principal amount of this Note at the rate of ten percent (10%) per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or converted. Following the occurrence and continuance of an Event of Default, interest shall accrue on the outstanding principal amount of this Note at a rate of fifteen percent (15%) per annum, compounding daily, but in no event shall the interest exceed the maximum rate of non-usurious interest permitted by law to be paid to the Purchaser (and to the extent permitted by law, interest on any overdue principal or interest thereon).

3. Maturity. Unless earlier converted into Conversion Shares in accordance with Section 4 below, the outstanding principal and accrued interest on the Note shall be due and payable by the Company on demand by the Purchaser at any time on or after the Maturity Date.

4. Conversion of Notes.

4.1 Liquidation Event. In the event of a Liquidation Event (other than a Change of Control Transaction with the Purchaser) prior to the time when the Notes have been converted into Conversion Shares, the Purchaser may elect, in its sole and absolute discretion, to: (i) have the principal and unpaid accrued interest repaid in full immediately prior to the Liquidation Event or (ii) convert the outstanding principal and unpaid accrued interest of the Note into Conversion Shares immediately prior to, and conditioned on the effectiveness of, such Liquidation Event. The number of Conversion Shares to be issued upon conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest due on the Note to be converted, or portion thereof, on the date of conversion by the Conversion Price. At least fifteen (15) days prior to the closing of the Liquidation Event, the Company shall notify the Purchaser in writing of the terms of the Liquidation Event and the Purchaser must make an election to convert into Conversion Shares at least one (1) day prior to the effective time of the Liquidation Event. If the Purchaser makes no such election, the Purchaser will be deemed to have elected to receive the higher amount resulting from (i) or (ii) above. Upon such payment or conversion, the Note, and all accrued interest thereon, shall be deemed satisfied in full and cancelled without any further action required to be taken by the Purchaser.

4.2 No Fractional Shares. Upon the conversion of a Note into Conversion Shares, any fraction of a share will be rounded down to the next whole share of the Conversion Shares and no fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Purchaser upon the conversion of this Note, the Company shall pay to the Purchaser an amount equal to the product obtained by multiplying the applicable Conversion Price by the fraction of a share not issued pursuant to the previous sentence.

4.3 Mechanics of Conversion. Upon the conversion of the Note into Conversion Shares in accordance herewith, the Purchaser shall have no further rights under the Note, whether or not the Note is surrendered, and on and after such date, the persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Conversion Shares. Upon conversion of this Note in full and the payment of the amounts specified in this paragraph, the Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

5. Payment; Prepayment. All payments shall be made in lawful money of the United States of America at the principal office of the Purchaser, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to costs of collection, second to accrued interest due and payable and any remainder applied to principal. Prepayment of principal, together with accrued interest, may not be made prior to the Maturity Date without the written consent of the Purchaser. If prepayment is consented to by the Purchaser, (a) it will be without any prepayment penalties and (b) interest will no longer continue to accrue on any prepaid principal amounts after such prepayments.

6. Security. The obligations under this Note are secured by a Security Agreement (the “Security Agreement”) dated July 16, 2013, and executed by the Company in favor of the Purchaser. Additional rights of the Purchaser are set forth in the Security Agreement.

7. Conversion of the Notes. This Note and any amounts due hereunder shall be convertible into Conversion Shares in accordance with the terms of Section 4. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the Purchaser, upon surrender of the original Note, a certificate or certificates for the number of full Conversion Shares issuable upon such conversion, including a check payable to the Purchaser for any cash amounts payable as described in Section 4.2.

8. Defaults and Remedies.

8.1 Events of Default. The following events shall be considered events of default with respect to the Note (each individually an “Event of Default”):

(a) If the Company defaults in the payment of any part of the principal or unpaid accrued interest on the Note and the Company fails to cure such breach within thirty (30) days after receipt of written notice thereof from the holder, after the earlier of (i) the date on which the Purchaser demands payment on or subsequent to the Maturity Date or (ii) the date fixed for payment by acceleration or otherwise;

(b) If the Company makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or files a voluntary petition for bankruptcy, or files any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or files any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders take any action looking to the dissolution or liquidation of the Company;

(c) If upon sixty (60) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding has not been dismissed, or if upon sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment has not been vacated;

(d) If the Company (i) fails to observe or perform any covenant, obligation, condition or agreement contained in the Loan Documents in any material respect and such failure continues for thirty (30) business days after the Company’s receipt of written notice from the Purchaser to the Company of such failure, or (ii) if any representation, warranty or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Purchasers in the Loan Documents, was false, incorrect, incomplete or misleading in any material respect when made or furnished;

(e) The Company fails to cure a default in the payment of any indebtedness for borrowed money owing to any other firm or person within the cure period, if any, applicable to such default or the default shall not have been waived in writing; or

(f) The Company breaches Section 5.2 of the Sunny Merger Agreement.

8.2 Remedies. Upon the occurrence and continuance of an Event of Default under Section 8.1 hereof, at the option and upon the declaration of the Purchaser and upon written notice to the Company, the entire unpaid principal and accrued and unpaid interest on the Note shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the Purchaser may, immediately and without expiration of any grace period, enforce payment of all amounts due and owing under the Notes and exercise any and all other remedies granted to them at law, in equity or otherwise. The Company will give prompt written notice to the Purchasers of the occurrence of any and all Events of Default under Section 8.1.

9. Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

10. Waiver of Jury Trial; Judicial Reference. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY

CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. This paragraph will not restrict a Purchaser or the Company from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.

11. Successors and Assigns. This Note applies to, inures to the benefit of and binds the successors and assigns of the parties hereto. Notwithstanding the forgoing, any transfer of this Note may be effected only in accordance with the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. Interest and principal are payable only to the registered holder of this Note. The Purchaser, and any subsequent holder of this Note, receives this Note subject to the foregoing terms and conditions, as well as all other terms and conditions contained in this Note and in the Purchase Agreement, and agrees to comply with all such terms and conditions for the benefit of the Company and any other Purchaser.

12. Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

13. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

14. Severability. If any provision of this Note is held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

16. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any counterpart delivered electronically by .pdf transmission or by facsimile shall be binding to the same extent as an original counterpart with regard to any agreement subject to the terms hereof or any amendment thereto.

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: September [ ], 2013	COMPANY:

MEADE INSTRUMENTS CORP.

	By:	__________________________
	Name:	John A. Elwood
	Title:	Chief Financial Officer

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: September [ ], 2013	PURCHASER:

SUNNY OPTICS, INC.

	By:	__________________________
Name:
Title:

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

Execution Version

Confidential

EXHIBIT A-3

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

THIS SECURED CONVERTIBLE PROMISSORY NOTE IS SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, A CERTAIN SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

Date of Issuance
$250,000	October _, 2013

FOR VALUE RECEIVED, Meade Instruments Corp., a Delaware corporation (the “Company”), hereby promises to pay to the order of Sunny Optics, Inc. (the “Purchaser”), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000). This Note is issued pursuant to that certain Secured Convertible Note Purchase Agreement dated July 16, 2013 among the Company and the Purchaser (as amended from time to time, the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Change of Control Transaction” shall mean the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization as a result of which the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not own immediately after such merger, consolidation or other reorganization, directly or indirectly, 50% or more of the voting power of the outstanding securities of the continuing or surviving entity in substantially the same proportion as before such merger, consolidation or other reorganization; or the sale, transfer or other disposition of all or substantially all of the Company’s assets, after which the stockholders of the Company immediately prior to such transaction do not own immediately after such transaction, directly or indirectly, 50% or more of the voting power of the entity acquiring the Company’s assets, in substantially the same proportion as before such transaction.

(c) “Conversion Price” shall mean the lower of (i) the average closing price of one share of Common Stock for the five trading days preceding the day on which this Note is converted, or (ii) the price per share of Common Stock at which stockholders of the Company are entitled to receive in connection with any Change of Control Transaction which results in the conversion of this Note.

(d) “Conversion Shares” shall mean shares of the Company’s Common Stock.

(e) “Liquidation Event” means a Change of Control Transaction or any other liquidation, dissolution or winding up of the Company.

(f) “Maturity Date” shall mean the earlier to occur of (i) an Event of Default (as defined below), (ii) a Liquidation Event occurs, or (iii) July 16, 2014, unless the Note is earlier converted pursuant to Section 4 or the Maturity Date is amended by the written consent of the Company and the Purchaser.

2. Interest. Simple interest shall accrue on the outstanding principal amount of this Note at the rate of ten percent (10%) per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or converted. Following the occurrence and continuance of an Event of Default, interest shall accrue on the outstanding principal amount of this Note at a rate of fifteen percent (15%) per annum, compounding daily, but in no event shall the interest exceed the maximum rate of non-usurious interest permitted by law to be paid to the Purchaser (and to the extent permitted by law, interest on any overdue principal or interest thereon).

3. Maturity. Unless earlier converted into Conversion Shares in accordance with Section 4 below, the outstanding principal and accrued interest on the Note shall be due and payable by the Company on demand by the Purchaser at any time on or after the Maturity Date.

4. Conversion of Notes.

4.1 Liquidation Event. In the event of a Liquidation Event (other than a Change of Control Transaction with the Purchaser) prior to the time when the Notes have been converted into Conversion Shares, the Purchaser may elect, in its sole and absolute discretion, to: (i) have the principal and unpaid accrued interest repaid in full immediately prior to the Liquidation Event or (ii) convert the outstanding principal and unpaid accrued interest of the Note into Conversion Shares immediately prior to, and conditioned on the effectiveness of, such Liquidation Event. The number of Conversion Shares to be issued upon conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest due on the Note to be converted, or portion thereof, on the date of conversion by the Conversion Price. At least fifteen (15) days prior to the closing of the Liquidation Event, the Company shall notify the Purchaser in writing of the terms of the Liquidation Event and the Purchaser must make an election to convert into Conversion Shares at least one (1) day prior to the effective time of the Liquidation Event. If the Purchaser makes no such election, the Purchaser will be deemed to have elected to receive the higher amount resulting from (i) or (ii) above. Upon such payment or conversion, the Note, and all accrued interest thereon, shall be deemed satisfied in full and cancelled without any further action required to be taken by the Purchaser.

4.2 No Fractional Shares. Upon the conversion of a Note into Conversion Shares, any fraction of a share will be rounded down to the next whole share of the Conversion Shares and no fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Purchaser upon the conversion of this Note, the Company shall pay to the Purchaser an amount equal to the product obtained by multiplying the applicable Conversion Price by the fraction of a share not issued pursuant to the previous sentence.

4.3 Mechanics of Conversion. Upon the conversion of the Note into Conversion Shares in accordance herewith, the Purchaser shall have no further rights under the Note, whether or not the Note is surrendered, and on and after such date, the persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Conversion Shares. Upon conversion of this Note in full and the payment of the amounts specified in this paragraph, the Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

5. Payment; Prepayment. All payments shall be made in lawful money of the United States of America at the principal office of the Purchaser, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to costs of collection, second to accrued interest due and payable and any remainder applied to principal. Prepayment of principal, together with accrued interest, may not be made prior to the Maturity Date without the written consent of the Purchaser. If prepayment is consented to by the Purchaser, (a) it will be without any prepayment penalties and (b) interest will no longer continue to accrue on any prepaid principal amounts after such prepayments.

6. Security. The obligations under this Note are secured by a Security Agreement (the “Security Agreement”) dated July 16, 2013, and executed by the Company in favor of the Purchaser. Additional rights of the Purchaser are set forth in the Security Agreement.

7. Conversion of the Notes. This Note and any amounts due hereunder shall be convertible into Conversion Shares in accordance with the terms of Section 4. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the Purchaser, upon surrender of the original Note, a certificate or certificates for the number of full Conversion Shares issuable upon such conversion, including a check payable to the Purchaser for any cash amounts payable as described in Section 4.2.

8. Defaults and Remedies.

8.1 Events of Default. The following events shall be considered events of default with respect to the Note (each individually an “Event of Default”):

(a) If the Company defaults in the payment of any part of the principal or unpaid accrued interest on the Note and the Company fails to cure such breach within thirty (30) days after receipt of written notice thereof from the holder, after the earlier of (i) the date on which the Purchaser demands payment on or subsequent to the Maturity Date or (ii) the date fixed for payment by acceleration or otherwise;

(b) If the Company makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or files a voluntary petition for bankruptcy, or files any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or files any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders take any action looking to the dissolution or liquidation of the Company;

(c) If upon sixty (60) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding has not been dismissed, or if upon sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment has not been vacated;

(d) If the Company (i) fails to observe or perform any covenant, obligation, condition or agreement contained in the Loan Documents in any material respect and such failure continues for thirty (30) business days after the Company’s receipt of written notice from the Purchaser to the Company of such failure, or (ii) if any representation, warranty or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Purchasers in the Loan Documents, was false, incorrect, incomplete or misleading in any material respect when made or furnished;

(e) The Company fails to cure a default in the payment of any indebtedness for borrowed money owing to any other firm or person within the cure period, if any, applicable to such default or the default shall not have been waived in writing; or

(f) The Company breaches Section 5.2 of the Sunny Merger Agreement.

8.2 Remedies. Upon the occurrence and continuance of an Event of Default under Section 8.1 hereof, at the option and upon the declaration of the Purchaser and upon written notice to the Company, the entire unpaid principal and accrued and unpaid interest on the Note shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the Purchaser may, immediately and without expiration of any grace period, enforce payment of all amounts due and owing under the Notes and exercise any and all other remedies granted to them at law, in equity or otherwise. The Company will give prompt written notice to the Purchasers of the occurrence of any and all Events of Default under Section 8.1.

9. Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

10. Waiver of Jury Trial; Judicial Reference. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY

CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. This paragraph will not restrict the Purchaser or the Company from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.

11. Successors and Assigns. This Note applies to, inures to the benefit of and binds the successors and assigns of the parties hereto. Notwithstanding the forgoing, any transfer of this Note may be effected only in accordance with the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. Interest and principal are payable only to the registered holder of this Note. The Purchaser, and any subsequent holder of this Note, receives this Note subject to the foregoing terms and conditions, as well as all other terms and conditions contained in this Note and in the Purchase Agreement, and agrees to comply with all such terms and conditions for the benefit of the Company and any other Purchaser.

12. Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

13. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

14. Severability. If any provision of this Note is held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

16. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any counterpart delivered electronically by .pdf transmission or by facsimile shall be binding to the same extent as an original counterpart with regard to any agreement subject to the terms hereof or any amendment thereto.

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: October [ ], 2013	COMPANY:

MEADE INSTRUMENTS CORP.

	By:	__________________________
	Name:	John A. Elwood
	Title:	Chief Financial Officer

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: October [ ], 2013	PURCHASER:

SUNNY OPTICS, INC.

	By:	__________________________
Name:
Title:

SIGNATURE PAGE TO MEADE INSTRUMENTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

Exhibit B

Form of Security Agreement

Exhibit C

Schedule of Exceptions